Weyerhaeuser Company	Exhibit 99.2

Q3.2019 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net sales	$1,643	$1,692	$1,671	$1,910	$5,006	$5,840
Costs of sales	1,322	1,390	1,399	1,452	4,111	4,247
Gross margin	321	302	272	458	895	1,593
Selling expenses	21	21	20	20	62	66
General and administrative expenses	89	80	85	78	254	236
Research and development expenses	1	2	1	2	4	6
Product remediation recoveries, net	—	—	(68)	—	(68)	—
Other operating costs, net	36	13	32	21	81	68
Operating income	174	186	202	337	562	1,217
Non-operating pension and other postretirement benefit costs	(470)	(10)	(15)	(17)	(495)	(54)
Interest income and other	10	6	6	13	22	36
Interest expense, net of capitalized interest	(107)	(91)	(91)	(93)	(289)	(278)
Earnings (loss) before income taxes	(393)	91	102	240	(200)	921
Income taxes	104	37	(3)	15	138	(80)
Net earnings (loss)	$(289)	$128	$99	$255	$(62)	$841

Per Share Information

	Q1	Q2	Q3		Year-to-Date
	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Earnings (loss) per share, basic and diluted	$(0.39)	$0.17	$0.13	$0.34	$(0.08)	$1.11
Dividends paid per common share	$0.34	$0.34	$0.34	$0.34	$1.02	$0.98
Weighted average shares outstanding (in thousands):
Basic	746,603	745,486	745,626	754,986	745,901	756,531
Diluted	746,603	746,232	746,514	757,389	745,901	759,116
Common shares outstanding at end of period (in thousands)	744,767	744,905	745,071	749,199	745,071	749,199

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net earnings (loss)	$(289)	$128	$99	$255	$(62)	$841
Non-operating pension and other postretirement benefit costs	470	10	15	17	495	54
Interest income and other	(10)	(6)	(6)	(13)	(22)	(36)
Interest expense, net of capitalized interest	107	91	91	93	289	278
Income taxes	(104)	(37)	3	(15)	(138)	80
Operating income	174	186	202	337	562	1,217
Depreciation, depletion and amortization	123	124	135	122	382	361
Basis of real estate sold	48	33	24	46	105	80
Special items included in operating income	20	—	(53)	—	(33)	28
Adjusted EBITDA(1)	$365	$343	$308	$505	$1,016	$1,686

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q3.2019 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net earnings (loss)	$(289)	$128	$99	$255	$(62)	$841
Early extinguishment of debt charge(1)	9	—	—	—	9	—
Environmental remediation charge	—	—	—	—	—	21
Legal charges	15	—	11	—	26	—
Pension settlement charges	345	(5)	—	—	340	—
Product remediation recoveries, net	—	—	(51)	—	(51)	—
Tax adjustment	—	—	—	(41)	—	(41)
Net earnings before special items(2)	$80	$123	$59	$214	$262	$821

	Q1	Q2	Q3		Year-to-Date
	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net earnings (loss) per diluted share	$(0.39)	$0.17	$0.13	$0.34	$(0.08)	$1.11
Early extinguishment of debt charge(1)	0.01	—	—	—	0.01	—
Environmental remediation charge	—	—	—	—	—	0.03
Legal charges	0.02	—	0.02	—	0.04	—
Pension settlement charges	0.47	(0.01)	—	—	0.46	—
Product remediation recoveries, net	—	—	(0.07)	—	(0.07)	—
Tax adjustment	—	—	—	(0.06)	—	(0.06)
Net earnings per diluted share before special items(2)	$0.11	$0.16	$0.08	$0.28	$0.36	$1.08

(1) During first quarter 2019, we recorded a $12 million pretax ($9 million after-tax) charge related to the early extinguishment of debt. This charge is included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Pension and postretirement costs:
Pension and postretirement service costs	$8	$8	$8	$10	$24	$28
Non-operating pension and other postretirement benefit costs	470	10	15	17	495	54
Total company pension and postretirement costs	$478	$18	$23	$27	$519	$82

Weyerhaeuser Company

Q3.2019 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$259	$212	$153	$334
Receivables, less discounts and allowances	398	408	368	337
Receivables for taxes	163	157	149	137
Inventories	451	425	393	389
Assets held for sale	—	—	251	—
Prepaid expenses and other current assets	141	132	141	152
Current restricted financial investments held by variable interest entities	362	362	362	253
Total current assets	1,774	1,696	1,817	1,602
Property and equipment, net	1,917	1,901	1,860	1,857
Construction in progress	102	134	187	136
Timber and timberlands at cost, less depletion	12,586	12,516	12,192	12,671
Minerals and mineral rights, less depletion	291	288	284	294
Deferred tax assets	18	33	31	15
Other assets	444	461	461	312
Restricted financial investments held by variable interest entities	—	—	—	362
Total assets	$17,132	$17,029	$16,832	$17,249

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$—	$—	$500
Current debt (nonrecourse to the company) held by variable interest entities	302	302	—	302
Borrowings on line of credit	245	140	440	425
Accounts payable	243	271	242	222
Accrued liabilities	411	510	487	490
Total current liabilities	1,201	1,223	1,169	1,939
Long-term debt, net	6,156	6,153	6,150	5,419
Deferred tax liabilities	34	17	25	43
Deferred pension and other postretirement benefits	542	515	506	527
Other liabilities	398	397	383	275
Total liabilities	8,331	8,305	8,233	8,203
Total equity	8,801	8,724	8,599	9,046
Total liabilities and equity	$17,132	$17,029	$16,832	$17,249

Weyerhaeuser Company

Q3.2019 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Cash flows from operations:
Net earnings (loss)	$(289)	$128	$99	$255	$(62)	$841
Noncash charges to earnings (loss):
Depreciation, depletion and amortization	123	124	135	122	382	361
Basis of real estate sold	48	33	24	46	105	80
Deferred income taxes, net	(123)	(43)	2	86	(164)	111
Pension and other postretirement benefits	478	18	23	27	519	82
Share-based compensation expense	9	7	7	13	23	31
Change in:
Receivables, less allowances	(77)	(10)	40	46	(47)	(55)
Receivables and payables for taxes	(31)	6	7	(124)	(18)	(109)
Inventories	(60)	28	30	27	(2)	(9)
Prepaid expenses and other current assets	(5)	8	2	(6)	5	(7)
Accounts payable and accrued liabilities	(82)	127	(58)	(63)	(13)	(133)
Pension and postretirement benefit contributions and payments	(14)	(13)	(9)	(323)	(36)	(355)
Other	9	(17)	(10)	(19)	(18)	(18)
Net cash from operations	$(14)	$396	$292	$87	$674	$820
Cash flows from investing activities:
Capital expenditures for property and equipment	$(41)	$(71)	$(87)	$(94)	$(199)	$(238)
Capital expenditures for timberlands reforestation	(18)	(13)	(11)	(11)	(42)	(45)
Proceeds from note receivable held by variable interest entities	253	—	—	—	253	—
Other	18	1	1	(10)	20	19
Net cash from investing activities	$212	$(83)	$(97)	$(115)	$32	$(264)
Cash flows from financing activities:
Cash dividends on common shares	$(254)	$(253)	$(253)	$(256)	$(760)	$(741)
Net proceeds from issuance of long-term debt	739	—	—	—	739	—
Payments of long-term debt	(512)	—	—	—	(512)	(62)
Proceeds from borrowings on line of credit	245	140	490	—	875	—
Payments on line of credit	(425)	(245)	(190)	—	(860)	—
Payments on debt held by variable interest entities	—	—	(302)	—	(302)	—
Proceeds from exercise of stock options	2	2	4	4	8	52
Repurchases of common shares	(60)	—	—	(273)	(60)	(273)
Other	(8)	(4)	(3)	—	(15)	(8)
Net cash from financing activities	$(273)	$(360)	$(254)	$(525)	$(887)	$(1,032)

Net change in cash and cash equivalents	$(75)	$(47)	$(59)	$(553)	$(181)	$(476)
Cash and cash equivalents at beginning of period	334	259	212	901	334	824
Cash and cash equivalents at end of period	$259	$212	$153	$348	$153	$348

Cash paid during the period for:
Interest, net of amount capitalized	$127	$59	$124	$113	$310	$285
Income taxes	$50	$1	$(5)	$22	$46	$80

Weyerhaeuser Company	Timberlands Segment

Q3.2019 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations (1)

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Sales to unaffiliated customers	$431	$401	$398	$459	$1,230	$1,425
Intersegment sales	125	131	125	128	381	409
Total net sales	556	532	523	587	1,611	1,834
Costs of sales	413	405	429	436	1,247	1,289
Gross margin	143	127	94	151	364	545
Selling expenses	1	—	—	1	1	2
General and administrative expenses	22	25	24	23	71	69
Research and development expenses	1	1	1	2	3	5
Other operating income, net	(1)	(1)	(3)	(1)	(5)	(7)
Operating income and Net contribution to earnings	$120	$102	$72	$126	$294	$476

(1) In January 2019, we changed the way we report our Canadian Forestlands operations, which are primarily operated to supply Weyerhaeuser’s Canadian Wood Products manufacturing facilities. As a result, we no longer report related intersegment sales in the Timberlands segment and we now record the minimal associated third-party log sales in the Wood Products segment. These collective transactions did not contribute any earnings to the Timberlands segment. We have conformed prior year presentations with the current year.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(2)

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Operating income	$120	$102	$72	$126	$294	$476
Depreciation, depletion and amortization	73	73	82	80	228	238
Adjusted EBITDA(2)	$193	$175	$154	$206	$522	$714

(2) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Total decrease (increase) in working capital(3)	$(24)	$46	$2	$(32)	$24	$(2)
Cash spent for capital expenditures	$(26)	$(25)	$(28)	$(25)	$(79)	$(82)

(3) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(4)

		Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Third Party	Delivered logs:
Net Sales	West	$205	$194	$172	$238	$571	$766
(millions)	South	159	156	168	157	483	472
	North	29	17	24	25	70	70
	Total delivered logs	393	367	364	420	1,124	1,308
	Stumpage and pay-as-cut timber	9	10	10	13	29	39
	Recreational and other lease revenue	15	15	15	16	45	44
	Other revenue	14	9	9	10	32	34
	Total	$431	$401	$398	$459	$1,230	$1,425
Delivered Logs	West	$106.92	$104.07	$99.07	$125.67	$103.50	$129.91
Third Party Sales	South	$35.35	$35.45	$35.03	$34.88	$35.27	$34.75
Realizations (per ton)	North	$59.68	$62.10	$57.35	$60.97	$59.37	$62.00
Delivered Logs	West	1,920	1,864	1,729	1,897	5,513	5,900
Third Party Sales	South	4,499	4,400	4,795	4,521	13,694	13,591
Volumes (tons, thousands)	North	494	263	429	414	1,186	1,131
Fee Harvest Volumes	West	2,385	2,455	2,183	2,305	7,023	7,108
(tons, thousands)	South	6,492	6,367	6,802	6,478	19,661	19,859
	North	627	378	560	537	1,565	1,509

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q3.2019 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Net sales	$118	$81	$69	$96	$268	$205
Costs of sales	56	39	32	54	127	103
Gross margin	62	42	37	42	141	102
General and administrative expenses	7	7	6	6	20	19
Other operating income, net	—	—	(1)	—	(1)	—
Operating income and Net contribution to earnings	$55	$35	$32	$36	$122	$83

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Operating income	$55	$35	$32	$36	$122	$83
Depreciation, depletion and amortization	3	3	4	4	10	11
Basis of real estate sold	48	33	24	46	105	80
Adjusted EBITDA(1)	$106	$71	$60	$86	$237	$174

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Cash spent for capital expenditures	$—	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Net Sales	Real Estate	$96	$59	$45	$76	$200	$148
(millions)	Energy and Natural Resources	22	22	24	20	68	57
	Total	$118	$81	$69	$96	$268	$205
Acres Sold	Real Estate	38,834	47,031	18,057	61,681	103,922	99,742
Price per Acre	Real Estate	$2,424	$1,063	$2,415	$1,209	$1,806	$1,452
Basis as a Percent of Real Estate Net Sales	Real Estate	50%	56%	53%	61%	53%	54%

Weyerhaeuser Company	Wood Products Segment

Q3.2019 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations (1)

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Net sales	$1,094	$1,210	$1,204	$1,355	$3,508	$4,210
Costs of sales	967	1,070	1,067	1,080	3,104	3,225
Gross margin	127	140	137	275	404	985
Selling expenses	19	20	20	18	59	61
General and administrative expenses	35	34	35	32	104	97
Research and development expenses	—	1	—	—	1	1
Product remediation recoveries, net	—	—	(68)	—	(68)	—
Other operating costs, net	4	4	7	12	15	14
Operating income and Net contribution to earnings	$69	$81	$143	$213	$293	$812

(1)  In January 2019, we changed the way we report our Canadian Forestlands operations, which are primarily operated to supply Weyerhaeuser’s Canadian Wood Products manufacturing facilities. As a result, we now record the minimal associated third-party log sales in the Wood Products segment. These transactions do not contribute any earnings to the Wood Products segment. We have conformed prior year presentations with the current year.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(2)

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Operating income	$69	$81	$143	$213	$293	$812
Depreciation, depletion and amortization	46	47	48	37	141	109
Special items	—	—	(68)	—	(68)	—
Adjusted EBITDA(2)	$115	$128	$123	$250	$366	$921

(2) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Product remediation recoveries, net	$—	$—	$68	$—	$68	$—

Selected Segment Items

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Total decrease (increase) in working capital(3)	$(155)	$75	$32	$71	$(48)	$(152)
Cash spent for capital expenditures	$(30)	$(53)	$(65)	$(79)	$(148)	$(199)

(3) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Structural Lumber	Third party net sales	$444	$495	$487	$581	$1,426	$1,831
(volumes presented	Third party sales realizations	$392	$388	$389	$491	$390	$511
in board feet)	Third party sales volumes(4)	1,133	1,274	1,253	1,184	3,660	3,585
	Production volumes	1,145	1,193	1,189	1,106	3,527	3,446
Engineered Solid	Third party net sales	$116	$134	$138	$132	$388	$400
Section	Third party sales realizations	$2,218	$2,214	$2,188	$2,208	$2,206	$2,150
(volumes presented	Third party sales volumes(4)	5.2	6.1	6.3	6.0	17.6	18.6
in cubic feet)	Production volumes	5.9	6.0	5.3	6.3	17.2	19.0
Engineered	Third party net sales	$70	$86	$90	$91	$246	$261
I-joists	Third party sales realizations	$1,709	$1,662	$1,665	$1,668	$1,676	$1,629
(volumes presented	Third party sales volumes(4)	41	52	54	54	147	160
in lineal feet)	Production volumes	44	47	48	46	139	154
Oriented Strand	Third party net sales	$160	$156	$159	$215	$475	$724
Board	Third party sales realizations	$223	$213	$214	$321	$217	$335
(volumes presented	Third party sales volumes(4)	717	733	740	669	2,190	2,162
in square feet 3/8")	Production volumes	729	736	747	665	2,212	2,146
Softwood Plywood	Third party net sales	$44	$44	$42	$53	$130	$158
(volumes presented	Third party sales realizations	$383	$380	$346	$439	$369	$446
in square feet 3/8")	Third party sales volumes(4)	115	115	121	122	351	355
	Production volumes	98	104	100	106	302	308
Medium Density	Third party net sales	$38	$45	$44	$48	$127	$138
Fiberboard	Third party sales realizations	$846	$833	$831	$828	$836	$835
(volumes presented	Third party sales volumes(4)	44	55	53	59	152	165
in square feet 3/4")	Production volumes	45	61	47	61	153	168

(4) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q3.2019 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and postretirement costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Contribution to Earnings

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Unallocated corporate function and variable compensation expense	$(19)	$(12)	$(19)	$(19)	$(50)	$(56)
Liability classified share-based compensation	(4)	—	(1)	4	(5)	2
Foreign exchange gain (loss)	(3)	2	(1)	(2)	(2)	(2)
Elimination of intersegment profit in inventory and LIFO	(5)	(5)	6	—	(4)	(18)
Other, net	(39)	(17)	(30)	(21)	(86)	(80)
Operating income (loss)	(70)	(32)	(45)	(38)	(147)	(154)
Non-operating pension and other postretirement benefit costs	(470)	(10)	(15)	(17)	(495)	(54)
Interest income and other	10	6	6	13	22	36
Net contribution to earnings (loss)	$(530)	$(36)	$(54)	$(42)	$(620)	$(172)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Operating income (loss)	$(70)	$(32)	$(45)	$(38)	$(147)	$(154)
Depreciation, depletion and amortization	1	1	1	1	3	3
Special items	20	—	15	—	35	28
Adjusted EBITDA(1)	$(49)	$(31)	$(29)	$(37)	$(109)	$(123)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Environmental remediation insurance charge	$—	$—	$—	$—	$—	$(28)
Legal charges	(20)	—	(15)	—	(35)	—
Special items included in operating income (loss)	(20)	—	(15)	—	(35)	(28)
Pension settlement charges(2)	(455)	6	—	—	(449)	—
Special items included in net contribution to earnings (loss)	$(475)	$6	$(15)	$—	$(484)	$(28)

(2) During first quarter 2019, we recorded a $455 million pretax noncash settlement charge related to the transfer of pension assets and liabilities through the purchase of a group annuity contract. This charge was updated based on final pension asset and liability amounts during second quarter 2019, resulting in a $6 million pretax benefit for the quarter and a net $449 million pretax charge for year-to-date 2019.

Unallocated Selected Items

in millions	Q1.2019	Q2.2019	Q3.2019	Q3.2018	YTD.2019	YTD.2018
Cash spent for capital expenditures	$(3)	$(6)	$(5)	$(1)	$(14)	$(2)